Single Agent Ibrutinib Achieves Equal Responses in CLL Patients With and Without Deletion 17p

Mohammed ZH Farooqui DO

Lymphoid Malignancies Section
National Heart, Lung, and Blood Institute (NHLBI)
National Institutes of Health (NIH)

American Society of Hematology
New Orleans, LA
December 9, 2013

NIH National Heart, Lung, and Blood Institute

B Cell Receptor (BCR) Signaling



Antigen
BCR
CD79
A
B
extracellular
intracellular
PIP2
PIP3
P
P
S
Y
K
P
LYN
LYN
PI3Kδ
BTK
AKT
mTOR
PLCγ2
PKCβ
IKK
NF-κB
Ibrutinib
(PCI-32765)

Wiestner, *JCO* 2013

M. Farooqui, ASH Dec 7-10, 2013

NIH National Heart, Lung, and Blood Institute

Poor Prognosis in DEL 17p

Overall Survival (%)



100
90
80
70
60
50
40
30
20
10
0
0
6
12
18
24
30
36
42
48
54
60
66
Time since randomisation (months)
DEL 17p
+12q
13q-single
11q-
Not 17p-/11q-/+12q/13q-
17p-

Hallek et al. *Lancet* 2010

Standard treatment regimens are less effective in:

1) DEL17p
2) Elderly

Study Design

NHLBI Protocol 12-H-0035:
Treatment Naïve (TN) and Relapsed/refractory patients were eligible


Ibrutinib 420 mg daily
(28 day cycles)
CLL/SLL
Patients
Screening
1
2
3
4
5
6
Primary
Endpoint
Off Tx:
PD
Continue
Off Tx:
Side
Effects

Cohort 1: NL 17p (> 65 yo)
Cohort 2: DEL 17p (> 18yo)

Demographics

- Population
  - Median Age: 66 yo (33-85)
  - Rai Stage III/IV: 70%
  - Bulky Disease: 45%; Splenomegaly: 72%

- Total Patients: 53 patients (pts)
  - NL 17p: 24 pts (8 pts TN)
  - DEL 17p: 29 pts (15 pts TN)

- Evaluable at 6 Mo: 47 pts
  - 2 Unrelated Deaths (Infection)
  - 3 Unrelated Secondary Malignancies
    - 1 Lung Ca, 2 Hodgkins Disease
  - 1 Progressive Disease

Responses

NL 17p

DEL 17p

PRL: Partial Response with Lymphocytosis


9%
9%
82%
PR
PRL
SD
PD
91%
96%
PR
PRL
SD
PD
0%
4%
43%
53%

Conventional IWCLL response criteria do no adequately demonstrate responses obtained by novel kinase inhibitors. Cheson et al, *JCO* 2012

Lymphocytosis


NL 17p
200
150
100
50
0
ALC k/µl
Pre
1 Mo
2 Mo
3 Mo
4 Mo
5 Mo
6 Mo
DEL 17p
200
150
100
50
0
ALC k/µl
Pre
1 Mo
2 Mo
3 Mo
4 Mo
5 Mo
6 Mo

Mean (+/- sem) ALC during treatment

Progression Free Survival


100%
85%
100
90
80
70
60
50
40
30
20
10
0
Percent survival
0
5
10
15
20
Months
NL 17p
DEL17p

Non-Hematologic Toxicity


Diarrhea
Arthralgias
Rash
Fatigue
Bruising
Cramps
Dyspepsia
Mucositis
Lung Infection
0
10
20
30
40
50
%
Grade 1
Grade 2
Grade 3

Hematologic Toxicity


Anemia
Low PLT
Low ANC
0
10
20
30
40
50
%
Grade 3
Grade 4

Lymph Node Response

NL 17p



% Reduction
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Median Reduction: 75%

Pre:
2480 ml



DEL 17p



% Reduction
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Median Reduction: 70%

Pre:
250 ml



Change in Splenic Volume

NL 17p (N=20)


% Reduction
0
-10
-20
-30
-40
-50
-60
-70
Median: 40%

DEL 17p (N=23)


% Reduction
0
-10
-20
-30
-40
-50
-60
-70
Median: 46%

Pre:
2150 ml



Post:
850 ml



Bone Marrow Response

NL 17p (N=18)


% Reduction
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Median: 76%

DEL 17p (N=18)


% Reduction
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Median: 84%

Pre:
CD79a



Post:
CD79a



Cytogenetic Response of DEL 17p in CLL (N=18)


Pre-treatment:
ALC:
84 k/µL
NL
17p
DEL
17p


6 months
ALC:
7 k/µL
DEL
17p
NL
17p

Cytogenetic Response of DEL 17p in CLL (N=18)


Resolved
(All patients IGHV
Mutated)
22%
11%
67%
Increase
Decrease
(6% - 86%)
All patients
demonstrated a
response at 6
months.

M. Farooqui, ASH Dec 7-10, 2013

NIH National Heart, Lung, and Blood Institute

Conclusion

- Ibrutinib appears to be equally effective against CLL with or without deletion 17p.
- Patients with DEL 17p had a significantly higher degree of PRL than those patients with NL 17p.
  - Difference may be due to slower clearance of the treatment induced lymphocytosis in DEL17p.
- There is no significant difference in response rates of ALC, bone marrow, lymph node, or splenic volume in patients with or without deletion 17p.
- 17p deletion does not confer resistance to ibrutinib.

Acknowledgements

Adrian Wiestner
Georg Aue
Janet Valdez
Susan Soto
Sabrina Martyr
Gerald Marti
Nahkle Saba
Sarah Herman
Carsten Niemann
Rashida Mustafa
Jennifer Gyamfi
Delong Liu

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